UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 5, 2022

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2022, Tonix Pharmaceuticals Holding Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 150,000,000 shares (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s shareholders at a special meeting of shareholders held on August 5, 2022 (the “Special Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s shareholders approved two proposals at the Special Meeting. Shareholders representing (i) 15,904,924 shares, or 50.2%, of the Company’s common stock, each of which is entitled to one vote per share, (ii) 2,500,000 shares of the Company’s Series A Convertible Redeemable Preferred Stock (the “Series A”), each of which is entitled to 2.5 votes per share, for an aggregate of 6,250,000 votes, and (iii) 500,000 shares of the Company’s Series B Convertible Redeemable Preferred Stock (the “Series B”), each of which is entitled to 2,500 votes per share, for an aggregate of 1,250,000,000 votes, outstanding as of the June 28, 2022 record date were represented at the Special Meeting by proxy. The holders of the Series A have agreed to vote in favor of the Charter Amendment, and the holders of the Series B have agreed to vote in a manner that mirrors the vote of the common stock and Series A. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on July 5, 2022, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of common stock from 50,000,000 to 150,000,000, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
967,282,625	301,428,310	3,443,989	N/A

Proposal 2

The Company’s shareholders approved a proposal the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve Proposal 1, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,691,946	4,973,617	239,361	N/A

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	3.01	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, filed with the Secretary of State of the State of Nevada on August 5, 2022

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: August 5, 2022	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer